

Members of Roofers Local 30 at the Paseo Verde project in Philadelphia. The HIT's subsidiary, Building America, hosted a lunch to honor union workers at the $48 million project, part of the HIT's Construction Jobs Initiative. (story on page 3)

CONSTRUCTION JOBS INITIATIVE

On the Road to 25,000 Jobs

RESULTS TO DATE

16,800 Union Construction Jobs

$1.5 Billion Invested

$3.4 Billion of Development

60 Projects in 29 Cities

20,483 Housing Units

(Through mid-June, 2013)

$116 Million for Boston's Georgetowne Homes

The HIT is providing $116 million to preserve affordability and carry out energy-saving retrofits at Georgetowne Homes One and Two, a major source of affordable housing in Boston's Hyde Park neighborhood. Work on the aging development is expected to generate approximately 645 union construction jobs. HIT financing includes $70.4 million for the 601-unit Georgetowne Homes One, constructed in 1969, and $45.5 million for the 366-unit Georgetowne Homes Two, built in 1972.

"It is gratifying to work on the important long-term preservation of housing, specifically Georgetowne Homes because it is the largest and most important preservation effort currently under way in Boston and

(continued on page 3)

HIT GREEN JOBS INITIATIVE EXCEEDS $1 BILLION



Former President Bill Clinton and AFL-CIO President Richard Trumka recently commended the HIT for investing union pension dollars in energy-efficient retrofit projects in cooperation with the Clinton Global Initiative (CGI). The HIT projects support the AFL-CIO's Commitment to Action on energy efficiency and green jobs, an effort initiated two years ago by Trumka and American Federation of Teachers President Randi Weingarten in cooperation with the CGI. To support this commitment, the HIT has invested $510 million in energy-efficient rehab and retrofit work on 12 multifamily rental developments, including the new Georgetowne Homes projects.

Under its broader Green Jobs Initiative, the HIT has invested a total of $1.12 billion for 38 projects, including both energy-efficient retrofit and LEED-certified projects. An additional six projects received funding from the HIT's subsidiary, Building America. Together, these 44 projects represent nearly $2.8 billion of development, 13,610 union construction jobs, and 18,334 housing units.



HIT: At the Building Trades Conference you talked about the responsible investment of union pension capital. What makes this so important right now?

McGarvey: Union pension plans in the building trades manage a tremendous amount of capital, nearly $300 billion. Those are assets that can be leveraged responsibly to expand employment opportunities for union members at a time when unemployment remains much too high. Here at the Building and Construction Trades Department we are working to leverage our own unions' pension capital to put our members to work and to build and support our industry – for example, by financing construction projects. That is something we are encouraging other unions to do, too. With so many workers in the construction industry still out of work, it just makes good business sense to use our combined assets for these kinds of investments. The AFL-CIO Housing Investment Trust is doing a great job of generating work for our contractors and members with its investments of union pension dollars.

HIT: Are you getting a good response from pension investors in your industry?

McGarvey: Pension trustees have widely embraced the goal of investing strategically – and not just those in the building trades. We are working actively with public sector unions, most notably Randi Weingarten and the American Federation of Teachers, to engage public employee pension assets in job-generating investments. AFT has worked with us to establish responsible contractor policies tied to their pension investments, so our members can access the jobs generated by the funded projects. Like the AFT and HIT, we are also working closely with former President Bill Clinton and the Clinton Global Initiative to target pension investments in much-needed infrastructure projects and energy-saving improvements to commercial buildings.

HIT: These kinds of job-generating investments can also help stabilize pension plans, can't they?

McGarvey: Absolutely. The more members we have working, the more pension contributions we have flowing into our funds. This helps ensure that the funds remain sound and that working people have the kind of retirement security they deserve.

HIT: We at the HIT greatly appreciate the support your Department and your affiliates have provided to the HIT's Construction Jobs Initiative.

McGarvey: This initiative is one of the most important programs you have undertaken. By creating nearly 17,000 union construction jobs during the last four difficult years, the HIT has helped keep many people working when few other jobs could be found. As a trustee of the HIT, I'm very proud of those accomplishments. And now we've raised the goal to 25,000 jobs. This will have a tremendous impact not only on the building trades but also on our communities and the country's economy.

Local building trades representatives from around the country have voiced their appreciation for the thousands of good union jobs the HIT is creating through its Construction Jobs Initiative. Investors from the building and construction trades have been important to the HIT's growth and success, holding approximately half of the HIT's total asset value.

"Building trades pension plans have been an important part of the $200 million of new investments in the HIT so far this year, representing over 50% of these investments," said Lesyllee White, Senior Vice President and Managing Director of Marketing, adding that seven of the nine new HIT participants in 2013 are building trades funds.



"I cannot emphasize enough the importance of considering an investment in the AFL-CIO HIT, so that our pension funds can put our members to work, create [contributions] into our funds, and ultimately build communities."

—Gary LaBarbera, President, Greater New York BCTC





Georgetowne Homes One and Two represent $325 million of development activity for Boston's Hyde Park community.

the Commonwealth as a whole," said HIT Senior Vice President Tom O'Malley. "Decent affordable housing, family-supporting jobs, and community revitalization – that's a pretty good return on any investment."

All of the property's 967 units are income-restricted, with 70% receiving Section 8 project-based rental assistance. As part of the HIT's refinancing, the owner, Beacon Communities, will extend the property's Section 8 project-based contracts, and affordability will be preserved for another 45 years through a deed restriction.

Rehab and retrofit work will provide significant energy and maintenance savings and make Georgetowne Homes a model of sustainable affordable housing.

The project is being financed under the HIT's Green Jobs Initiative, established to formalize and expand the HIT's long-time commitment to investing in energy-efficient housing projects.



(photo courtesy of CWC Builders, Inc.)

Union workers are carrying out green retrofits at another affordable housing development in Boston – the Franklin Square House apartments in the city's South End. Interior and exterior improvements will reduce the building's environmental impact while lowering operating costs and improving residents' quality of life.

Celebrating Union Labor In Philadelphia


UNION
Bui
bsidiary of th

Bernard Griggs, Jr., of the Philadelphia BCTC, thanked the HIT and Building America for "keeping it all union" at the Paseo Verde project.

The HIT's subsidiary, Building America, joined with state and local building trades to host a lunch to honor union construction workers building the $48 million Paseo Verde project in North Philadelphia. Building America allocated $5 million in New Markets Tax Credits to help finance the mixed-use development, which is designed to revitalize the distressed Ludlow community with sustainable affordable housing, economic development, and expanded medical services. The project is being built 100% union, creating over 300 jobs for members of Philadelphia's building and construction trades unions.

"This project was very important for our members," said Bernard Griggs, Jr., business representative for the Philadelphia Building and Construction Trades Council. "It's a really big deal, a project that employed about 125 workers on a daily basis."

"Thanks to jobs like this, guys like me are getting back to work. It's a good thing we're doing here, and hopefully everybody will be working again soon. Thank you, guys."

–Phil Senter, UA Local 690



Mission Helps Drive Returns

"The HIT earns a competitive return because of its mission, not in spite of it," says Chang Suh, Senior Executive Vice President and Chief Portfolio Manager, as he explains the HIT's socially responsible investment strategy.

"The same investments that have helped us outperform our benchmark are the ones that generate union jobs and affordable housing."

Suh points to the performance edge the HIT gains from its specialization in high credit quality multifamily securities and its focus on construction-related investments. These investments are directly sourced by HIT staff.

"These multifamily investments tend to generate higher income without increasing credit risk or interest rate risk," Suh explains. "That has given the HIT a performance advantage while creating needed jobs and housing."

The HIT has outperformed its benchmark, the Barclays Capital Aggregate Bond Index, for 20 consecutive calendar years on a gross basis and for 13 of those years on a net basis.

Morningstar recently ranked the HIT as one of the "Top Performing Managers" in its category for periods ending March 31, 2013. The HIT ranked in second place for the 1-year period and in first place for the 5-year period ending March 31, in the category of commingled intermediate government fund managers. *Pensions & Investments* reported the Morningstar ranking in its on-line report titled "Top Performing Managers by Category: Commingled Accounts, 1st Quarter 2013," dated May 13, 2013. Subscribers to *Pensions & Investments* may view the rankings at: http://www.pionline.com/article/20130513/CHART02/303319947.

"The relative safety of these investments has served HIT investors well and can make the HIT an attractive fixed-income anchor for an investment portfolio," according to Suh. "This focus on high credit quality together with the lack of corporate bonds can also make the HIT a better source of diversification than other fixed-income investments that include corporate bonds, whose performance tends to be more highly correlated with equities."

HIT TOTAL RETURNS VS. BENCHMARK

as of March 31, 2013



(percent)
6
4
2
0
4.35
3.92
3.77
5.77
5.31
5.52
6.02
5.56
5.47
5.44
5.01
5.02
1 Year
3 Year
5 Year
10 Year
HIT Gross
HIT Net
Barclays Aggregate

For the 1-, 3-, 5-, and 10-year periods ended May 31, 2013, the HIT's net returns were 0.71%, 4.50%, 5.60%, and 4.64%, respectively. The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT's current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT's current prospectus.

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at (202) 331-8055 or visit the HIT's website at www.aflcio-hit.com.

HITWIRE

AFL-CIO Housing Investment Trust

HIT LAUNCHES NEWS WIRE

The HIT has launched a new wire service to help inform union members and working families about how unions are building stronger communities and enhancing the quality of life for residents through the investment of pension capital in projects that create affordable housing, union jobs, and economic growth, as well as produce competitive returns for union pension funds.

Stories and other material can be downloaded from the website and reprinted free of charge by union newsletters and websites as well as other media outlets.

Visit www.aflciohitwire.com

AFL-CIO HOUSING INVESTMENT TRUST

National Office
2401 Pennsylvania Avenue, NW, Suite 200
Washington, DC 20037 | 202.331.8055

www.aflcio-hit.com